UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

ALSET INC.

(Exact name of registrant as specified in its charter)

Texas	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane
Suite 210
Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 4, 2025, Alset Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of October 6, 2025, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 39,078,498 shares of Company common stock, par value $0.001, issued and outstanding and entitled to vote at the Annual Meeting. A total of 37,443,660 shares of common stock, constituting a quorum, were represented virtually or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1. At the Annual Meeting, the terms of seven (7) members of the Board expired. All of the seven (7) nominees for director were elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until such director’s prior death, resignation, retirement, disqualification or removal. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Chan Heng Fai	37,215,864	13,281	214,515
Wong Tat Keung	35,544,127	1,685,018	214,515
William Wu	36,003,544	1,225,601	214,515
Wong Shui Yeung	35,703,910	1,525,235	214,515
Lim Sheng Hon Danny	37,067,009	162,136	214,515
Joanne Wong Hiu Pan	37,226,308	2,837	214,515
Chan Tung Moe	37,227,303	1,842	214,515

Proposal 2. At the Annual Meeting, the stockholders ratified the appointment of HTL International, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The result of the votes to ratify the appointment of HTL International, LLC was as follows:

For	Against	Abstain
37,441,463	1,475	722

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET INC.

Dated: December 4, 2025	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer